[Heller Ehrman Letterhead]

October 26, 2004

Via Edgar

Securities and Exchange Commission

Office of Mergers and Acquisitions

Division of Corporate Finance

450 Fifth Street, N.W.

Washington, D.C. 20549

Attn: Michele M. Anderson

Re:	REMEC, Inc.
Schedule TO-I (File No. 005-46813)

Dear Ms. Anderson:

Enclosed please find Amendment No. 2 to the above-referenced Schedule TO-I (the “Schedule TO”). Prior to 9:00 a.m., Eastern Daylight Savings time, on October 26, 2004, REMEC announced to all eligible persons the extension of the expiration date of the offer by REMEC to exchange options to purchase shares of REMEC Common Stock for restricted stock units that will represent the right to receive shares of REMEC Common Stock to 12:00 midnight, Eastern Standard time, on Monday, November 8, 2004. A copy of the announcement is filed as Exhibit (a)(1)(xiv) of the Schedule TO.

Please contact the undersigned at (650) 324-7152 if you have any questions.

Sincerely,

/S/    KAREN A. BERK

Karen A. Berk

Enclosures